Supplement to the

Fidelity® SAI High Income Fund

June 29, 2023

As Revised November 8, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate a lower flat rate management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.53%A

Distribution and/or Service (12b-1) fees	None

Other expenses	0.05%

Acquired fund fees and expenses	0.11%A,B

Total annual operating expenses	0.69%A,B

A Adjusted to reflect current fees.

B Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses after fee waiver and/or expense reimbursements are 0.59%.

1 year	$ 70

3 years	$ 221

5 years	$ 384

10 years	$ 859

Effective January 1, 2024, the following information supplements information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.

SAH-SUSTK-0324-103 1.990478.103	March 1, 2024